UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 20, 2020
ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2020 annual meeting of shareholders on May 20, 2020. The matters voted upon at the meeting and the results of such voting are set forth below.

1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at the later of our annual meeting of shareholders in 2021 or upon a successor being elected and qualified, as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	Brian L. Derksen	287,272,703	5,739,226	1,052,884	63,257,221
	Julie H. Edwards	278,807,935	14,203,847	1,053,032	63,257,221
	John W. Gibson	278,830,201	14,215,636	1,018,977	63,257,221
	Mark W. Helderman	287,285,862	5,579,808	1,199,144	63,257,221
	Randall J. Larson	289,574,658	3,329,869	1,160,287	63,257,221
	Steven J. Malcolm	286,842,133	6,012,570	1,210,111	63,257,221
	Jim W. Mogg	275,221,421	17,716,818	1,126,575	63,257,221
	Pattye L. Moore	277,327,090	15,680,392	1,057,331	63,257,221
	Gary D. Parker	255,145,632	37,722,203	1,196,979	63,257,221
	Eduardo A. Rodriguez	278,032,577	14,915,964	1,116,273	63,257,221
	Terry K. Spencer	286,874,588	6,154,679	1,035,546	63,257,221

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2020, was ratified by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain
		350,401,617	5,825,830	1,094,587

3. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2020 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

		Votes For	Votes Against	Abstain	Broker Non-Votes
		278,794,022	12,501,388	2,769,093	63,257,531

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 22, 2020	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Strategic Planning and Corporate Affairs

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